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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                     -----------------------------------


                                Date of Report
                              November 27, 1996


                          NeoStar Retail Group, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-25272                    75-2559376
----------------------------     -------------           -------------------
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                 File Number)            Identification No.)


2250 William D. Tate Avenue, Grapevine, Texas                 76051
----------------------------------------------              ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (817) 424-2000
                                                   ----------------
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Item 5.      Other Events

         On September 16, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company'), and its direct and indirect subsidiaries, Babbage's, Inc., a Texas corporation ("Babbage's"), Software Etc. Stores, Inc., a Delaware corporation ("Software"), Augusta Enterprises, Inc., a Delaware corporation, and Chasada, a Pennsylvania business trust, filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 396-36648-SAF-11 in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (the "Bankruptcy Court"), U.S. Bankruptcy Judge Steven
A. Felsenthal presiding.

         On November 27, 1996, the Order Pursuant to Sections 105(a),
363(b)(1), 363(f), 365(b) and 365(f) of the Bankruptcy Code Authorizing and Approving the Sale of Debtors' Assets, the Assumption and Assignment of Leases, Rejection of Leases, and Assumption and Assignment of Verifone Executory Contract (the "Order") was entered by the Bankruptcy Court approving the sale of substantially all of the assets of the Company to Software Acquisition Company LLC. Software Acquisition Company LLC was recently formed by Leonard Riggio, a director and stockholder of the Company, for purposes of bidding for the Company's assets.

         On November 27, following the entry of the Order by the Bankruptcy Court, the purchase by Software Acquisition Company LLC of substantially all of the assets of the Company, as more specifically described in the Order, was consummated.

         The above description of the Order and the sale of the assets to Software Acquisition Company LLC is qualified in its entirety by the Order (including the exhibits and schedules attached thereto), a copy of which is attached hereto and filed herewith as Exhibit 99.1 and is incorporated herein by reference.
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Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed as part of this report:

         99.1     Order Pursuant to Sections 105(a), 363(b)(1), 363(f), 365(b)
                  and 365(f) of the Bankruptcy Code Authorizing and Approving the Sale of Debtors' Assets, the Assumption and Assignment of Leases, Rejection of Leases, and Assumption and Assignment of Verifone Executory Contract (filed herewith).


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     NEOSTAR RETAIL GROUP, INC.
                                                     (Registrant)

                                                  By:  /s/ OPAL P. FERRARO
                                                     ---------------------------
                                                     Opal P. Ferraro
                                                     Vice President and
                                                     Chief Financial Officer


Date: November 27, 1996
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                                EXHIBIT INDEX


EXHIBIT                                                                  PAGE
NUMBER                   DESCRIPTION                                    NUMBER
-------                  -----------                                    ------
99.1             Order Pursuant to Sections 105(a), 363(b)(1),
                 363(f), 365(b) and 365(f) of the Bankruptcy
                 Code Authorizing and Approving the Sale of
                 Debtors' Assets, the Assumption and Assignment
                 of Leases, Rejection of Leases, and Assumption
                 and Assignment of Verifone Executory Contract
                 (filed herewith)